                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 21, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                               ALCIDE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-12395                  22-2445061
--------------------------    ---------------------      --------------------
      (State or other         (Commission File No.)         (IRS Employer
      jurisdiction of                                     Identification No.)
       incorporation)

                          8561 154th Avenue North East
                               Redmond, WA 98052
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (425) 882-2555
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                                         Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS

     On May 21, 1997, Alcide Corporation (the "Company") and Novus International, Inc. ("Novus") signed an agreement granting Novus exclusive worldwide marketing rights to the Company's line of poultry antimicrobial interventions and an option for distribution rights for future food processing antimicrobial products.

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.              Description
-----------              -----------

10.23* Agreement, dated May 21, 1997, between the Registrant and Novus International, Inc., a Delaware corporation.



---------------------
     * Confidential Treatment has been requested for this exhibit.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALCIDE CORPORATION

     Dated:  May 30, 1997

                                   By /s/ John P. Richards
                                      ---------------------------------
                                      John P. Richards
                                      Executive Vice President
                                      and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.23* Agreement, dated May 21, 1997, between the Registrant and Novus International, Inc., a Delaware corporation.



--------------------
     * Confidential Treatment has been requested for this exhibit.